DocuSign Envelope ID: F8DF99CD-2063-4E6C-87EB-824FD71C07B7

DocuSign Envelope ID: F8DF99CD-2063-4E6C-87EB-824FD71C07B7

DocuSign Envelope ID: F8DF99CD-2063-4E6C-87EB-824FD71C07B7

DocuSign Envelope ID: F8DF99CD-2063-4E6C-87EB-824FD71C07B7

DocuSign Envelope ID: F8DF99CD-2063-4E6C-87EB-824FD71C07B7

DocuSign Envelope ID: F8DF99CD-2063-4E6C-87EB-824FD71C07B7

DocuSign Envelope ID: F8DF99CD-2063-4E6C-87EB-824FD71C07B7

DocuSign Envelope ID: F8DF99CD-2063-4E6C-87EB-824FD71C07B7 19-Oct-2023